FEBRUARY 27, 1987

                            ARTICLES OF INCORPORATION

1. The name of the corporation is

      MICROFORUM INC.

2. The address of the registered office is:

      944/A St. Clair Avenue West
      Toronto, Ontario  M6C1C8
      City of Toronto
      Municipality of Metropolitan Toronto

3. Number (or minimum and maximum number) of directors is:

      Minimum one (1); maximum ten (10)

4. The first director(s) is/are:

      JOHN W. WRIGHT

      Residence address, giving street & No. or R.R. No. or municipality and postal code.

      246 Glenview Avenue
      Toronto, Ontario
      M4R 1R3

      Resident Canadian State. (Yes or No)

      Yes

5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.

      None

6. The classes and any maximum number of shares that the corporation is authorized to issue.

      The Corporation is authorized to issue an unlimited number of common shares; an unlimited number of non-cumulative, redeemable, non-voting Class A special shares; an unlimited number of non-cumulative, redeemable, non-voting Class B special shares; an unlimited number of non-cumulative, redeemable, non-voting

      Class C special shares; and an unlimited number of non-cumulative, redeemable, non-voting Class D special shares.

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

(a) The holders of the non-cumulative, redeemable, non-voting Class A special shares; the non-cumulative, redeemable, non-voting Class B special shares; the non-cumulative, redeemable, non-voting Class C special shares; and the non-cumulative, redeemable, non-voting Class D special shares (all of which classes of special shares are hereinafter collectively called the "special shares") shall be entitled to receive dividends in an amount to be determined from time to time in the discretion of the board of directors of the Corporation out of the monies of the Corporation properly applicable to payment of dividends as and when such dividends are declared.

(b) The board of directors of the Corporation when declaring dividends in respect of one class of special shares shall not be obliged to declare:

a dividend at such time on any other class of special shares;

dividends in the same aggregate amount in respect of other classes of special shares; and

dividends at the same rate per share in respect of other classes of special shares.

(c) No holder of any class of shares of the Corporation shall be entitled to any preference to or priority over the assets and property of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

(d) The Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of any class of special shares outstanding from time to time on the open market, or by invitation for tenders addressed to all the holders of record of the outstanding shares of any class of special shares of the Corporation, or by private contract at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the amount paid up thereon plus costs of purchase and an amount equal to all dividends declared thereon and remaining unpaid. Where, in response to any invitation for tenders, two or more shareholders submit tenders at the same price and such tenders are accepted by the Corporation as to part only of the shares offered, the Corporation shall accept part of the shares offered in each such tender in proportion as nearly as may be to the total number of shares offered in each such tender.

(e) The Corporation may, upon given notice as herein provided, redeem at any time the whole or from time to time any part of the class of outstanding special shares on payment for each share to be redeemed of the Redemption Amount (as hereinafter defined) of each such class of special shares. The Redemption Amount of each class of special shares shall mean the sum of one ($1.00) dollar per share and each certificate for any class of special shares shall contain a statement setting forth the applicable Redemption Amount per share.

            In any case of redemption of shares pursuant to this section (3), the Corporation shall, at least twenty (20) days before the date specified for redemption, mail to each person who, at the date of mailing, is a registered holder of the shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such shares. Such notice shall be mailed in a prepaid letter addressed to each such shareholder at his address as it appears on the books of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the redemption amount and the date on which redemption is to take place and, if part only of the shares held by the person to whom such notice is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the shares to be redeemed the redemption amount on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificates representing the shares called for redemption and such shares shall thereupon be redeemed. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice the shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect hereof unless payment of the redemption amount shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any shares as aforesaid, to deposit the redemption amount of the shares as are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest the proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates.

(f) The holders of shares of any class of special shares shall be entitled to receive notice of all meetings of shareholders but shall not be entitled to vote thereat, except with respect to any matter referred to in the following section
(g). Without limiting the generality of the foregoing, the holders of the aforesaid shares shall be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

(g) The confirmation required by the Business Corporations Act, 1982 of any resolution to delete or vary any preference, right, condition, restriction, limitation or prohibition attaching to any class or classes of special shares of the Corporation or creating special shares ranking in priority to or on a parity with any class or classes of special shares of the Corporation may be given by at least two-thirds (2/3) of the votes cast at a meeting of holders of such class or classes of shares duly called for that purpose and held upon at least ten (10) days' notice and at which the holders of at least a majority of such class or classes of shares are present or represented by proxy. If at any such meeting the holders of a majority of such class or classes of shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date not being less than ten (10) days later and to such time and place as may be appointed by the Chairman, and at least five (5) days' notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting, the holders of such class or classes of shares present or represented by proxy may transact the business for which the meeting was originally called, and a resolution passed thereat by the affirmative votes of the holders of not less than two-thirds (2/3) of such class or classes of shares represented and voted at such adjourned meeting cast on a poll shall constitute the confirmation by the holders of such class or classes of shares referred to above. The formalities to be observed with respect to the giving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting, every holder of such class or classes of shares shall be entitled to one (1) vote in respect of each share held.

8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

      The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without either:

(a) The express sanction of the holders of at least sixty-six and two-thirds (66-2/3%) percent of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of at least sixty-six and two-thirds (66-2/3%) percent of the common shares of the Corporation for the time being outstanding, or

(b) The express sanction of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.

9. Other Provisions, if any, are

      1. The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than fifty (50); two (2) or more persons who are the joint registered owners of one (1) or more shares being counted as one (1) shareholder.

      2. Any invitation to the public to subscribe for any shares or securities of the Corporation is prohibited.

      3.          The Corporation may purchase any of its common shares.

      4. The board of directors may from time to time, in such amounts and on such terms as it deems expedient:

            (a)         borrow money on the credit of the Corporation;

            (b)         issue, sell or pledge debt obligations (including bonds,
                  debentures, notes or other similar obligations secured or unsecured) of the Corporation;

            (c)         charge, mortgage, hypothecate or pledge all or any of
                  the currently owned or subsequently acquired real or personal, moveable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

      5. The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such extent and in such manner as the board shall determine at the time of each such delegation.

10. The names and addresses of the incorporators are

      First name, initials and surname or corporate name

      JOHN W. WRIGHT

      Full residence address or address of registered office or of principal place of business giving street & No. or R.R. No. municipality and postal code.

      246 Glenview Avenue
      Toronto, Ontario
      M4R IR3


These articles are signed in duplicate


Signatures of Incorporators


      /John W. Wright
---------------------------------------

MARCH 19, 1987

                              ARTICLES OF AMENDMENT

1.    The present name of the corporation is:

      MICROFORUM INC.

2.    The name of the corporation is changed to (if applicable):

      MICROFORUM MANUFACTURING INC.

3.    Date of incorporation/amalgamation:

      27 February 1987

4.    The articles of the corporation are amended as follows:

      The articles of the Corporation be amended to change the name of the Corporation to "MICROFORUM MANUFACTURING INC."

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

      17 March 1987

      These articles are signed in duplicate.



                                        MICROFORUM INC.
                                        ---------------
                                            (Name of Corporation)


                                        By: /Anna Maria Capurso
                                            -------------------
                                            Secretary

AUGUST 7, 1992

                              ARTICLES OF AMENDMENT

1.    The present name of the corporation is:

      MICROFORUM MANUFACTURING INC.

2.    The name of the corporation is changed to (if applicable):

3.    Date of incorporation/amalgamation:

      27 February 1987

4.    The articles of the corporation are amended as follows:

      WHEREAS the authorized capital of the Corporation consists of an unlimited number of common shares; an unlimited number of non-cumulative, redeemable, non-voting, Class A special shares; an unlimited number of non-cumulative, redeemable, non-voting, Class B special shares; an unlimited number of non-cumulative, redeemable, non-voting Class C special shares and an unlimited number of non-cumulative, redeemable, non-voting Class D special shares;

      NOW THEREFORE BE IT RESOLVED that the Articles of the Corporation are hereby amended as follows:

      1. Firstly, to reorganize the capital stock of the corporation as follows:

      (a) To create a class of shares of an unlimited number to be designated as Class "E" Preferred shares so that the Corporation is authorized to issue an unlimited number of shares of one class designated as non-cumulative, redeemable, non-voting, Class A special shares; an unlimited number shares of a second class designated as non-cumulative, redeemable, non-voting, Class B special shares; an unlimited number of shares of a third class designated as non-cumulative, redeemable, non-voting Class C special shares; an unlimited number of shares of a fourth class designated as non-cumulative, redeemable, non-voting Class D special shares; an unlimited number of shares of a fifth class designated as common shares and an unlimited number of shares of a sixth class designated as Class "E" Preferred shares of which 1 common share is issued and outstanding as a fully paid and non-assessable share in the capital stock of the Corporation.

      2. Secondly, to provide that the rights, privileges, restrictions and conditions attached to the Class "E" Preferred shares are as follows:

      Except as required under the Business Corporations Act, the holders of the Class "E" Preferred shares shall not have any voting rights for any purposes; the holders of the Class "E" Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of its undertaking or a substantial part thereof, except a sale, lease or exchange in the ordinary course of business of the Corporation.

      The holders of the Class "E" Preferred shares shall be entitled to receive such non-cumulative dividends as are declared payable on the Class "E" Preferred shares as a separate class by the Board of Directors in its discretion from time to time.

      In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Class "E" Preferred Shares shall be entitled to receive, in priority to any distribution to the holders of the Class A special, Class B special, Class C special, Class D special and the common shares, an amount equal to the stated capital attributable to the Class "E" Preferred shares held by such shareholders together with all dividends thereon theretofore declared payable and remaining unpaid; provided that the holders of the Class "E" Preferred shares shall not be entitled to participate further in the assets of the Corporation.

      Subject to the provisions of the Business Corporation Act, the Corporation upon giving notice as hereinafter provided, may redeem the whole or any part of the Class "E" Preferred shares on payment for each Class "E" Preferred shares to be redeemed of the Redemption Amount (as hereinafter defined) together with all dividends thereon theretofore declared payable and remaining unpaid. The Redemption Amount of the Class "E" Preferred shares shall mean the sum of one ($1.00) dollar per Class "E" Preferred share. If part only of the outstanding Class "E" Preferred shares is to be redeemed, the Class "E" Preferred shares to be redeemed shall be selected in such manner as the Board of Directors determine; provided that notice in writing of such redemption specifying the date and place or places of redemption is given to or waived by all holders of the Class "E" Preferred shares and an amount sufficient to redeem such shares is deposited in any Canadian chartered bank as specified in such notice on or before the date fixed for redemption, such shareholders shall have no rights thereafter in respect of such Class "E" Preferred shares except to receive payment therefor out of the monies so deposited upon due presentation and surrender of certificates therefor.

      3. Thirdly, Page 3 of the Certificate of Incorporation issued February 27, 1987, is amended by the deletion of all of paragraph 7(c) and the substitution therefor of the following:

      "(c) Subject to the prior rights attaching to the Class "E" Preferred shares, the holders of the Class A special shares, Class B special shares, Class C special shares, Class D special shares and the common shares shall share equally, share for share, in any and all further distributions of the property and assets of the Corporation available for distribution.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/ directors (as applicable) of the corporation on:

      4 August, 1992
      -------------------------
      (Day, Month, Year)

      These articles are signed in duplicate


                                       MICROFORUM MANUFACTURING INC.
                                       -----------------------------
                                             (Name of Corporation)


                                       By: /Anna Maria Capurso
                                           -------------------
                                           President

DECEMBER 23, 1993

                              ARTICLES OF AMENDMENT

1.    The present name of the corporation is:

      MICROFORUM MANUFACTURING INC.

2.    The name of the corporation is changed to (if applicable):

      Not applicable

3.    Date of incorporation/amalgamation:

      27 February 1987

4.    The articles of the corporation are amended as follows:

A. The Articles of Incorporation of the Corporation, the Articles of Amendment dated March 9, 1987 and the Articles of Amendment dated August 7, 1992 be and are hereby amended to:

      1. To divide the one (1) issued and outstanding common share in the capital stock of the Corporation into two hundred (200) issued and outstanding common shares.

      2. To increase the authorized capital of the Corporation by creating a class of shares of an unlimited number to be designated as Class A common shares and by creating a class of shares of an unlimited number to be designated as Class F special shares, so that the authorized capital of the Corporation shall consist of an unlimited number of Class A special shares, an unlimited number of Class B special shares, an unlimited number of Class C special shares, an unlimited number of Class D special shares, an unlimited number of Class "E" preferred shares, an unlimited number of common shares and an unlimited number of Class A common shares.

      3. To provide that the rights, privileges, restrictions and conditions attached to the Class A common shares shall be as follows:

            (a) The holders of the Class A common shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders of the Corporation, other than meetings of the holders of another class of shares.

            (b) The holders of the Class A common shares shall have the right to receive such dividends as are declared payable thereon by the board of directors in its discretion and shall have no preference or priority in the payment of dividends other than in the event of the distribution of assets upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.

            (c) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Class A common shares shall be entitled to receive payment of the amount of the stated capital of such shares together with all dividends thereon theretofore declared payable and remaining unpaid before the holders of any of the common shares, the Class A special shares, the Class B special shares, the Class C special shares, the Class D special shares, the Class "E" preferred shares and the Class F special shares shall be entitled to distribution of any part of the assets of the Corporation and the holders of the Class A common shares shall have a right to further participation in the remaining assets of the Corporation.

            (d) Subject to the provisions of the Business Corporations Act, the Corporation, upon giving notice as hereinafter provided, may redeem the whole or any part of the Class A common shares on payment for each share to be redeemed of the stated capital thereof together with all dividends thereon theretofore declared payable and remaining unpaid. If part only of the Class A common shares is to be redeemed, the shares to be redeemed shall be selected in such manner as the board of directors determines with the consent of all the holders of the Class A common shares.

            In any case of redemption of shares, the Corporation shall, at least thirty (30) days before the date specified for redemption, mail to each person, who, at the date of mailing, is the registered holder of the shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such shares. Such notice shall be mailed in a prepaid letter addressed to each such shareholder at his address as it appears on the books of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the stated capital of the shares and the date on which redemption is to take place and, if part only of the shares held by the person to whom such notice is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the shares to be redeemed the stated capital thereon on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificate representing the shares called for redemption and such shares shall thereupon be redeemed. If part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in such notice, the shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the stated capital shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any shares as aforesaid, to deposit the stated capital of the shares as are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest the proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates.

            (e) Subject to the provisions of the Business Corporation Act, a holder of Class A common shares may require the Corporation to redeem the whole or any part of the Class A common shares held by such holder as provided herein by giving thirty (30) days prior written notice to the Corporation specifying the number of shares to be redeemed (the "Retracted Shares") and the time for such redemption (the "Retraction Date"). The Corporation shall redeem on the Retraction Date and from time to time thereafter the maximum number of Retracted Shares permitted to be redeemed pursuant to the provisions of the Business Corporations Act until all of the Retracted Shares have been redeemed by payment of the stated capital thereof to the holder of the Retracted Shares for each Retracted Share together with all dividends thereon theretofore declared payable and remaining unpaid against due presentation and surrender of certificates therefor at the registered office of the Corporation. The Corporation shall notify the holder of the shares of the number of shares to be redeemed on the Retraction Date and each date of retraction thereafter not later than the business day prior to such date and, from and after such date, the holder shall have no rights in respect of the shares to be redeemed on that date except to receive payment there for by the delivery to such holder of a certified cheque drawn on a Canadian chartered bank in the amount of the redemption price required hereunder at the registered office of the Corporation at the time specified for such redemption, unless payment shall not be made as so provided, in which case the right rights of the holder shall remain unaffected.

      4. To provide that the rights, privileges, restrictions and conditions attached to the Class F special shares shall be as follows:

            (a) Except as required under the Business Corporation Act, the holders of the Class F special shares shall not be entitled to receive notice of or to attend meetings of the shareholders of the Corporation or to vote at any such meeting, but shall only be entitled to receive notice of a meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof pursuant to the Business Corporations Act.

            (b) The holders of the Class F special shares have the right to receive such dividends as are declared payable thereon by the board of directors in its discretion and shall have no preference or priority in the payment of dividends other than in the event of the distribution of assets upon the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.

            (c) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Class F special shares shall be entitled to receive payment of the amount of the stated capital of such shares together with all dividends thereon theretofore declared payable and remaining unpaid before the holders of any of the common shares, the Class A special shares, the Class B special shares, the Class C special shares, the Class D special shares and the Class "E" preferred shares shall be entitled to distribution of any part of the assets of the Corporation, but the holders of the Class F special shares shall have no right to further participation in the remaining assets of the Corporation.

            (d) Subject to the provisions of the Business Corporations Act, the Corporation, upon giving notice as hereinafter provided, may redeem the whole or any part of the Class F special shares on payment for each share to be redeemed of the amount of five thousand ($5,000.00) dollars together with all dividends thereon theretofore declared payable and remaining unpaid (the "Redemption Amount"). If part only of the Class F special shares is to be redeemed, the shares to be redeemed shall be selected in such manner as the board of directors determines with the consent of all the holders of the Class F special shares.

            In any case of redemption of shares, the Corporation shall, at least thirty (30) days before the date specified for redemption, mail to each person, who, at the date of mailing, is the registered holder of the shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such shares. Such notice shall be mailed in a prepaid letter addressed to each such shareholder at his address as it appears on the books of the Corporation or, in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided, however, that accidental failure to give such notice to one or more of such holders shall not affect the validity of such redemption. Such notice shall set out the Redemption Amount of the shares and the date on which redemption is to take place and, if part only of the shares held by the person to whom such notice is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the shares to be redeemed the Redemption Amount thereon on presentation and surrender at the registered office of the Corporation, or any other place designated in such notice, of the certificates representing the shares called for redemption and such shares shall thereupon be redeemed. If part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in such notice, the shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Amount shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation shall have the right, at any time after the mailing of notice of its intention to redeem any shares as aforesaid, to deposit the Redemption Amount of the shares as are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account in any chartered bank or any trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest the proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates.

            (e) Subject to the provisions of the Business Corporations Act, a holder of Class F special shares may require the Corporation to redeem the whole or any part of the Class F special shares held by such holder as provided herein by giving thirty (30) days prior written notice to the Corporation specifying the number of shares to be redeemed (the "Retracted Shares") and the time for such redemption (the "Retraction Date"). The Corporation shall redeem on the Retraction Date and from time to time thereafter the maximum number of Retracted Shares permitted to be redeemed pursuant to the provisions of the Business Corporations Act until all of the Retracted Shares have been redeemed by payment of the Redemption Amount thereof to the holder of the Retracted Shares for each Retracted Share together with all dividends thereon theretofore declared payable and remaining unpaid against due presentation and surrender of certificates therefor at the registered office of the Corporation. The Corporation shall notify the holder of the shares of the number of shares to be redeemed on the Retraction Date and each date of retraction thereafter not later than the business day prior to such date and, from and after such date, the holder shall have no rights in respect of the shares to be redeemed on that date except to receive payment therefor by the delivery to such holder of a certified cheque drawn on a Canadian chartered bank in the amount of the redemption price required hereunder at the registered office of the Corporation at the time specified for such redemption, unless payment shall not be made as so provided, in which case the right rights of the holder shall remain unaffected.

      5. To delete Article 4(3) of the Articles of Amendment dated August 7,
      1992.

B. Any director or officer of the Corporation be and is hereby authorized and directed to execute and deliver to the Minister of Consumer and Commercial Relations articles of amendment and to do, sign and execute all things, deeds and documents necessary or desirable for the due carrying out of the foregoing.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act:

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

      22 December 1993
      ------------------------
      (Day, Month, Year)


      These articles are signed in duplicate.


                                       MICROFORUM MANUFACTURING INC.
                                       -----------------------------
                                            (Name of Corporation)


                                       By: /Anna Maria Capurso
                                           -------------------
                                           President

JULY 14, 1994

                              ARTICLES OF AMENDMENT

1.    The present name of the corporation is:

      MICROFORUM MANUFACTURING INC.

2.    The name of the corporation is changed to (if applicable):

      MICROFORUM INC.

3.    Date of incorporation/amalgamation:

      27 February 1987

4.    The articles of the corporation are amended as follows:

      1. The name of the Corporation be and is hereby changed to "MICROFORUM INC.".

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

      10 July, 1994
      -------------
      (Day, Month, Year)

      These articles are signed in duplicate.



                                         MICROFORUM MANUFACTURING INC.
                                         -----------------------------
                                             (Name of Corporation)

                                         By: /Mario Baiocchi
                                             -----------------------------------
                                             President

NOVEMBER 9 1995

                              ARTICLES OF AMENDMENT

1.    The present name of the corporation is:

      MICROFORUM INC.

2.    The name of the corporation is changed to (if applicable):

      Not applicable

3.    Date of incorporation/amalgamation:

      27 February 1987

4.    The articles of the corporation are amended as follows:

A. The articles of Incorporation of the Corporation, the Articles of Amendment dated March 9, 1987, the Articles of Amendment dated August 7, 1996, the Articles of Amendment dated December 23, 1993 and the Articles of Amendment dated July 14, 1994 be and are hereby amended to:

      1. Divide the eighteen thousand (18,000) issued and outstanding common shares in the capital stock of the Corporation into three million, six hundred thousand (3,600,000) issued and outstanding common shares.

B. Any director or officer of the Corporation be and is hereby authorized and directed to execute and deliver to the Minister of Consumer and Commercial Relations articles of amendment and to do, sign and execute all things, deeds and documents necessary or desirable for the due carrying out of the foregoing.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

      6 November, 1995
      ----------------
     (Day, Month, Year)

     These articles are signed in duplicate.


                                       MICROFORUM INC.
                                       ---------------
                                       (Name of Corporation)

                                       By: /Mario Baiocchi
                                           ---------------
                                           President

NOVEMBER 20, 1995

                              ARTICLES OF AMENDMENT

1.    The present name of the corporation is:

      MICROFORUM INC.

2.    The name of the corporation is changed to (if applicable):

      Not applicable.

3.    Date of incorporation/amalgamation:

      27 February 1987

4.    The articles of the corporation are amended as follows:

      A. The Articles of Incorporation of the Corporation are hereby amended to:

      1. Delete the following restrictions on the issue, transfer or ownership of shares of the Corporation:

            "The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without either:

                  (a) The express sanction of the holders of at least sixty-six and two-thirds (66-2/3%) percent of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of at least sixty-six and two-thirds (66-2/3%) percent of the common shares of the Corporation for the time being outstanding, or

                  (b) The express sanction of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors."

      2.    To delete the following special provisions:

                  (a) The number of shareholders of the Corporation, exclusive of persons who are in the employment of the Corporation and exclusive of the persons who, having been formerly in the employment of the Corporation were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than fifty (50); two (2) or more persons who are joint registered holders of one (1) or more shares being counted as one (1) shareholder.

                  (b) Any invitation to the public to subscribe for any shares or securities of the Corporation is hereby prohibited."

      B. Any director or officer of the Corporation be and is hereby authorized and directed to execute and deliver to the Minister of Consumer and Commercial Relations articles of amendment and to do, sign and execute all things, deeds and documents necessary or desirable for the due carrying out of the foregoing.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

      17 November, 1995
      -----------------
      (Day, Month, Year)

      These articles are signed in duplicate.


                                       MICROFORUM INC.
                                       ---------------
                                       (Name of Corporation)


                                       By: /Mario Baiocchi
                                           ---------------
                                           President

SEPTEMBER 11, 1996

                              ARTICLES OF AMENDMENT

1.    The present name of the corporation is:

      MICROFORUM INC.

2.    The name of the corporation is changed to (if applicable):

3.    Date of incorporation/amalgamation:

      27 February 1987

4.    The articles of the corporation are amended as follows:

            (a) Reduce the authorized capital of the Corporation by canceling the Class A common shares which are authorized and unissued and deleting the share provisions attached thereto;

            (b) Reduce the authorized capital of the Corporation by canceling the Class A special shares which are authorized and unissued and deleting the share provisions attached thereto;

            (c) Reduce the authorize capital of the Corporation by canceling the Class B special shares which are authorized and unissued and deleting the share provisions attached thereto;

            (d) Reduce the authorized capital of the Corporation by canceling the Class C special shares which are authorized and unissued and deleting the share provisions attached thereto;

            (e) Reduce the authorized capital of the Corporation by canceling the Class D special shares which are authorized and unissued and deleting the shares provisions attached thereto;

            (f) Reduce the authorized capital of the Corporation by canceling the Class "E" preferred shares which are authorized and unissued and deleting the share provisions attached thereto;

            (g) Reduce the authorized capital of the Corporation by canceling the Class F special shares which are authorized and unissued and deleting the share provisions attached thereto;

            (h) Increase the authorized capital of the Corporation by creating an unlimited number of Preference Shares;

            (i) Declare that the authorized capital of the Corporation after giving effect to the foregoing, shall consist of an unlimited number of Preference Shares and an unlimited number of Common Shares;

            (j) Provide that the rights, conditions, restrictions, limitations and prohibitions attaching to each class of shares as follows:

1.00  The Preference Shares

      1.01 The Preference Shares may at any time or from time to time be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by the board of directors of the Corporation. The directors shall by resolution fix, from time to time, before the issue of any series of Preference Shares, the designation, preferences, rights, restrictions, conditions, limitations, priorities as to payment of dividends and/or distribution on liquidation, dissolution or winding up, or prohibitions attaching thereto including, without limiting the generality of the foregoing, the provisions of a purchase fund, the right of the Corporation to purchase such shares for cancellation, the rate of preferential dividends, the dates of payment thereof, the date or dates from which any such preferential dividends shall accrue, redemption rights including purchase or redemption price, terms and conditions of redemption, conversion rights and any sinking fund or other provisions, and authorize the issuance thereof.

      1.02 The directors before the issue of any Preference Shares of a series shall file with the Director (the "Director") appointed under the Business Corporations Act (Ontario) or any successor statue of the Province of Ontario which is from time to time in force (the "Act"), Articles of Amendment designating such series and specifying the number, designation, preferences, rights, restrictions, conditions, limitations, priorities as to payment of dividends and/or distribution on liquidation, dissolution or winding up, and prohibitions attached thereto, and shall obtain a certificate from the Director with respect thereto.

      1.03 Notwithstanding the foregoing, the board of directors shall be authorized to change the rights, privileges, restrictions and conditions attached to any unissued or (if otherwise permitted by law) any issued series of Preference Shares. In such case, the directors shall file with the Director, Articles of Amendment giving effect to such change and shall obtain a certificate from the Director with respect thereto.

      1.04 The Preference Shares of each series shall be entitled to preference over the Common Shares and any other shares ranking junior to the preference Shares with respect to priority in payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, and may also be given such other preference over the Common Shares and shares ranking junior to the Preference Shares as may be determined with respect to the respective series authorized to be issued.

      1.05 The holders of the preference Shares shall not be entitled as such, except as required by law, to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting, but shall be entitled to receive notice of meetings of shareholders of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

      2.00 The Common Shares

      2.01 Subject to the prior rights of the holders of the Preference Shares, the holders of the Common Shares shall be entitled to receive such dividends (if any) as the board of directors may in their discretion declare.

      2.02 In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets or property of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Common Shares shall, subject to the prior rights of the holders of the Preference Shares and any other class of shares of the Corporation entitled to receive the assets and property of the Corporation upon such a distribution in priority to the common shares, be entitled to participate rateably in any distribution of the assets and property of the Corporation.

      2.03 The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and to one vote in respect of each Common Share held at all such meetings.

5. The amendment has been duly authorized as required by Sections 168 and 170 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

      12 September 1966
      -----------------
      (Day, Month, Year)

      These articles are signed in duplicate.


                                        MICROFORUM INC.
                                        ---------------
                                        (Name of Corporation)


                                        By: /Claudio Baiocchi
                                            -----------------
                                            President